                      MERRILL LYNCH LIFE INSURANCE COMPANY
              MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
                            (THE "SEPARATE ACCOUNT")


                          SUPPLEMENT DATED MAY 1, 2001
                                     TO THE
                         PROSPECTUSES DATED MAY 1, 1993
                                       FOR
                                  PRIME PLAN I
                                  PRIME PLAN II
                                 PRIME PLAN III

                          SUPPLEMENT DATED MAY 1, 2001
                                     TO THE
                          PROSPECTUS DATED MAY 1, 1998
                                       FOR
                                  PRIME PLAN IV

                          SUPPLEMENT DATED MAY 1, 2001
                                     TO THE
                        PROSPECTUS DATED JANUARY 2, 1991
                                       FOR
                                  DIRECTED LIFE

                          SUPPLEMENT DATED MAY 1, 2001
                                     TO THE
                         PROSPECTUS DATED APRIL 30, 1991
                                       FOR
                                 DIRECTED LIFE 2


This supplement describes certain changes to the investment divisions available under the variable life insurance policies noted above
(collectively, the "Policies") issued by Merrill Lynch Life Insurance Company. If you have any questions about these changes, please contact your Financial Advisor, or call or write the Variable Life Service Center at (800) 354-5333, P.O. Box 9025, Springfield, Massachusetts 01102-9025. Please retain this supplement with your Policy prospectus for your reference.

The changes include the following:

- Following the close of business on April 30, 2001, the following eleven new investment divisions were added to the Policies for the allocation of premium payments and investment base:

- the Global Growth Focus Fund, Index 500 Fund, and Large Cap Value Focus Fund of the Merrill Lynch Variable Series Funds, Inc.;

- the V.I. Capital Appreciation Fund and V.I. Value Fund of the AIM Variable Insurance Funds;

- the Premier Growth Portfolio and Quasar Portfolio of the Alliance Variable Products Series Fund, Inc.;

-    the International Value VIP Portfolio of the Mercury HW Variable Trust;

-    the Large Cap Growth Focus Fund of the Mercury V.I. Funds, Inc.; and

- the MFS Emerging Growth Series and the MFS Research Series of the MFS(R) Variable Insurance Trust-SM-.

- Following the close of business on April 27, 2001, the International Equity Focus Fund of the Merrill Lynch Variable Series Funds, Inc. was merged with and into the Mercury HW International Value VIP Portfolio of the Mercury HW Variable Trust.

- Following the close of business on April 27, 2001, the investment division corresponding to the Balanced Portfolio of the Merrill Lynch Series Fund, Inc. was closed to allocations of premiums and investment base. The Board of Directors of the Merrill Lynch Series Fund, Inc. has approved the merger of the Balanced Portfolio and the Balanced Capital Strategy Portfolio. Subject to shareholder approval, the Balanced Portfolio will be merged with and into the Balanced Capital Strategy Portfolio following the close of business on May 11, 2001.

- Certain underlying funds and their investment advisers have changed their names.

- You may change investment allocations as often as you wish. However, we may limit the number of changes permitted but not to less than five each policy year. We'll notify you if we impose any limitations.

FOR YOUR EASE OF REFERENCE, THE FOLLOWING SECTIONS SET FORTH THE INVESTMENT DIVISIONS CURRENTLY AVAILABLE UNDER THE POLICIES, THE INVESTMENT OBJECTIVES AND STRATEGIES FOR EACH CORRESPONDING PORTFOLIO ("FUND") UNDERLYING THESE INVESTMENT DIVISIONS, AND CURRENT FEES AND EXPENSES OF EACH FUND, AS WELL AS MORE INFORMATION REGARDING THESE CHANGES.

                          CURRENT INVESTMENT DIVISIONS

Currently, there are 37 investment divisions in the Separate Account that are available for investment:

MERRILL LYNCH VARIABLE SERIES FUNDS, INC. ("VARIABLE    MERRILL LYNCH FUND OF STRIPPED ("ZERO") U.S. TREASURY
SERIES FUNDS")                                          SECURITIES ("ZERO TRUSTS")
- Basic Value Focus Fund                                - Thirteen maturity dates ranging from February 15,
- Developing Capital Markets Focus Fund                 2002--February 15, 2019
- Global Growth Focus Fund
- Index 500 Fund                                        AIM VARIABLE INSURANCE FUNDS ("AIM V.I. FUNDS")
- Large Cap Value Focus Fund                            - AIM V.I. Capital Appreciation Fund
- Small Cap Value Focus Fund                            - AIM V.I. Value Fund
- Utilities and Telecommunications Focus
                                                        ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC. ("ALLIANCE
MERRILL LYNCH SERIES FUND, INC. ("SERIES FUND")         FUND")
- Balanced Capital Strategy Portfolio                   - Premier Growth Portfolio
- Capital Stock Portfolio                               - Quasar Portfolio
- Core Bond Strategy Portfolio
- Fundamental Growth Strategy Portfolio                 MERCURY HW VARIABLE TRUST ("MERCURY HW TRUST")
- Global Allocation Strategy Portfolio                  - International Value VIP Portfolio
- High Yield Portfolio
- Intermediate Government Bond Portfolio                MERCURY V.I. FUNDS, INC. ("MERCURY V.I. FUNDS")
- Money Reserve Portfolio                               - Large Cap Growth Focus Fund
- Natural Resources Portfolio
                                                        MFS(R)VARIABLE INSURANCE TRUST-SM- ("MFS TRUST")
                                                        - MFS Emerging Growth Series
                                                        - MFS Research Series

                         ADVISORY FEES AND FUND EXPENSES

The portfolios in the Funds pay monthly advisory fees and other expenses. The following table helps you understand the costs and expenses you will bear, directly or indirectly. The table shows Fund expenses for the year ended December 31, 2000, as a percentage of each Fund's average net assets.


                                              MERRILL LYNCH VARIABLE SERIES FUNDS, INC. (CLASS A SHARES)
                                  ------------------------------------------------------------------------------------
                                            Developing                          Large      Small
                                  Basic       Capital      Global                Cap        Cap       Utilities and
                                  Value       Markets      Growth     Index     Value      Value   Tele-communication
Annual Expenses                   Focus      Focus (a)      Focus      500      Focus      Focus         Focus
---------------                   -----      ---------      -----      ---      -----      -----         -----
Investment Advisory Fees            .60%         1.00%         .75%      .30%     .75%       .75%          .60%
Other Expenses.........             .05%         .36%          .08%      .05%     .17%       .06%          .09%
                                    ----         ----          ----      ----     ----       ----          ----
Total Annual Operating
 Expenses..............             .65%         1.36%         .83%      .35%     .92%       .81%          .69%
Expense Reimbursements.             .00%         .11%          .00%      .00%     .00%       .00%          .00%
                                    ----         ----          ----      ----     ----       ----          ----
Net Expenses...........             .65%         1.25%         .83%      .35%     .92%       .81%          .69%

                                         MERRILL LYNCH SERIES FUND, INC.
                     --------------------------------------------------------------
                                   Balanced
                                   Capital                             Fundamental
                                   Strategy    Capital    Core Bond       Growth
Annual Expenses      Balanced (b)    (b,c)      Stock    Strategy (c)  Strategy (c)
---------------      ------------    -----      -----    ------------  ------------
Investment
 Advisory Fees....       .32%         .32%       .32%        .32%          .32%
Other Expenses....       .08%         .06%       .07%        .09%          .06%
                         ----         ----       ----        ----          ----
Total Annual
 Operating
 Expenses.........       .40%         .38%       .39%        .41%          .38%
Expense
 Reimbursements...       .00%         .00%       .00%        .00%          .00%
                         ----         ----       ----        ----          ----
Net Expenses......       .40%         .38%       .39%        .41%          .38%


                                MERRILL LYNCH SERIES FUND, INC.
                       ------------------------------------------------------

                         Global             Intermediate              Natural
                        Allocation   High    Government   Money      Resources
Annual Expenses        Strategy (c)  Yield      Bond     Reserve       (d)
---------------        ------------  -----      ----     -------       ---
Investment
 Advisory Fees....         .32%       .32%      .32%       .32%        .32%
Other Expenses....         .14%       .10%      .07%       .05%        .26%
                           ----       ----      ----       ----        ----
Total Annual
 Operating
 Expenses.........         .46%       .42%      .39%       .37%        .58%
Expense
 Reimbursements...         .00%       .00%      .00%       .00%        .08%
                           ----       ----      ----       ----        ----
Net Expenses......         .46%       .42%      .39%       .37%        .50%

                                                      ALLIANCE VARIABLE
                                                         PRODUCTS
                               AIM VARIABLE           SERIES FUND, INC.
                              INSURANCE FUNDS         (CLASS A SHARES)
                              --------------          -----------------
                         AIM V.I.                  ALLIANCE
                         CAPITAL       AIM V.I.    PREMIER     ALLIANCE
ANNUAL EXPENSES        APPRECIATION     VALUE      GROWTH      QUASAR (e)
---------------        ------------     -----      ------      ----------
Investment Advisory
 Fees.............          .61%          .61%       1.00%         1.00%
Other Expenses....          .21%          .23%        .04%          .14%
                            ----          ----        ----          ----
Total Annual
 Operating
 Expenses.........          .82%          .84%       1.04%         1.14%
Expense
 Reimbursements...          .00%          .00%        .00%          .00%
                            ----          ----        ----          ----
Net Expenses......          .82%          .84%       1.04%         1.14%


                                           MERCURY V.I.
                        MERCURY HW          FUNDS, INC.         MFS(R) VARIABLE
                         VARIABLE           (CLASS A           INSURANCE TRUST-SM-
                         TRUST (f)         SHARES) (h)          (INITIAL CLASS)
                       --------------      ------------       -------------------
                       MERCURY HW                               MFS         MFS
                       INTERNATIONAL      LARGE CAP           EMERGING    RESEARCH
ANNUAL EXPENSES        VALUE VIP (c,g)    GROWTH FOCUS (c,i)  GROWTH (j)  (j)
---------------        ---------------    ------------------  ----------  --------
Investment Advisory
 Fees.............           .75%                .65%            .75%        .75%
Other Expenses....           .18%                .69%            .10%        .10%
                             ----                ----            ----        ----
Total Annual
 Operating
 Expenses.........           .93%               1.34%            .85%        .85%
Expense
 Reimbursements...           .00%                .09%            .00%        .00%
                             ----                ----            ----        ----
Net Expenses......           .93%               1.25%            .85%        .85%

----------
(a) Merrill Lynch Investment Managers, L.P. ("MLIM") and Merrill Lynch Life Agency, Inc. have entered into a Reimbursement Agreement that limits the operating expenses, exclusive of any distribution fees imposed on Class B shares, paid by each Fund of the Variable Series Funds in a given year to 1.25% of its average net assets. This Reimbursement Agreement is expected to remain in effect for the current year. Under this Reimbursement Agreement, the Developing Capital Markets Focus Fund was reimbursed for a portion of its operating expenses for 2000.

(b) Following the close of business on April 27, 2001, the investment division corresponding to the Balanced Portfolio was closed to allocations of premiums and investment base. The Board of Directors of the Series Fund has approved the merger of the Balanced Portfolio and the Balanced Capital Strategy Portfolio. Subject to shareholder approval, the Balanced Portfolio will be merged with and into the Balanced Capital Strategy Portfolio following the close of business on May 11, 2001.

(c) On May 1, 2001, (i) the Long Term Corporate Bond Portfolio was renamed the Core Bond Strategy Portfolio, (ii) the Growth Stock Portfolio was renamed the Fundamental Growth Strategy Portfolio, (iii) the Multiple Strategy Portfolio was renamed the Balanced

     Capital Strategy Portfolio, (iv) the Global Strategy Portfolio was renamed the Global Allocation Strategy Portfolio, and (v) the Mercury V.I. U.S. Large Cap Fund was renamed the Large Cap Growth Focus Fund, and its manager was changed. Effective October 6, 2000, the Hotchkis and Wiley International VIP Portfolio was renamed the Mercury HW International Value VIP Portfolio.

(d) We have agreed to limit operating expenses for each Fund of the Series Fund in a given year to .50% of its average daily net assets. Under this agreement, the Natural Resources Portfolio was reimbursed for a portion of its operating expenses for 2000.

(e) The Fee Table does not reflect fees waived or expenses assumed by Alliance Capital Management L.P. ("Alliance") for the Alliance Quasar Portfolio during the year ended December 31, 2000. Such waivers and assumption of expenses were made on a voluntary basis. Alliance may discontinue or reduce any such waiver or assumption of expenses at any time without notice. During the fiscal year ended December 31, 2000, Alliance waived management fees totaling .19% for the Alliance Quasar Portfolio. Considering such reimbursements, "Total Annual Operating Expenses" would have been .95%.

(f) As of October 6, 2000, the Hotchkis and Wiley Variable Trust was renamed the Mercury HW Variable Trust. Mercury Advisors has agreed to make reimbursements so that the regular annual operating expenses of the Fund do not exceed 1.35% of its average net assets. This agreement will not be terminated without notice to investors.

(g) Following the close of business on April 27, 2001, the International Equity Focus Fund of the Merrill Lynch Variable Series Funds, Inc. was merged with and into the Mercury HW International Value VIP Portfolio.

(h) On May 1, 2001, the Mercury Asset Management V.I. Funds, Inc. was renamed the Mercury V.I. Funds, Inc.

(i) Mercury Advisors has agreed to limit the annual operating expenses for the Large Cap Growth Focus Fund to 1.25% of its average net assets.

(j) The MFS Emerging Growth Series and the MFS Research Series have expense offset arrangements which reduce each Fund's custodian fee based upon the amount of cash maintained by each Fund with its custodian and dividend disbursing agent. The Funds may enter into such arrangements and directed brokerage arrangements, which would also have the effect of reducing the Funds' expenses. "Other Expenses" do not take into account these expense reductions, and are therefore higher than the actual expenses of the Funds. Had these fee reductions been taken into account, "Net Expenses" would have been .84% for the Emerging Growth Series and .84% for the Research Series.

                INVESTMENT OBJECTIVES AND STRATEGIES OF THE FUNDS

Below we list the Funds in which the investment divisions invest. There is no guarantee that any Fund or portfolio will be able to meet its investment objective.

Although the investment objectives and policies of certain Funds are similar to the investment objectives and policies of other portfolios that may be managed or sponsored by the same investment adviser, manager, or sponsor, we do not represent or assure that the investment results will be comparable to any other portfolio, even where the investment adviser or manager is the same. Differences in portfolio size, actual investments held, fund expenses, and other factors all contribute to differences in fund performance. For all of these reasons, you should expect investment results to differ. In particular, certain Funds available only through the Policy have names similar to funds not available through the Policy. The performance of any fund not available through the Policy is not indicative of performance of the similarly named Fund available through the Policy.

The investment adviser of a Fund (or its affiliates) may pay compensation to us or our affiliates, which may be significant, in connection with administration, distribution, or other services provided with respect to the Funds and their availability through the Policies. The amount of this compensation is based upon a percentage of the assets of the Fund attributable to the Policies and other policies that we or our affiliates issue. These percentages differ, and some advisers (or affiliates) may pay more than others.

THE SERIES FUND

The Series Fund is registered with the Securities and Exchange Commission as an open-end management investment company and its investment adviser is Merrill Lynch Investment Managers, L.P. (formerly Merrill Lynch Asset Management, L.P.) ("MLIM"). Nine of its mutual fund portfolios are currently available through the Separate Account. One of its portfolios (the Balanced Portfolio) is closed to further investment and will be merged into another portfolio subject to shareholder approval. The investment objectives and certain investment policies of the Series Fund portfolios are described below.

BALANCED PORTFOLIO seeks a level of current income and a degree of stability of principal not normally available from an investment solely in equity securities and the opportunity for capital appreciation greater than that normally available from an investment solely in debt securities by investing in a balanced portfolio of fixed-income and equity securities.

Following the close of business on April 27, 2001, the investment division corresponding to the Balanced Portfolio was closed to allocations of premiums and investment base. The Board of Directors of the Series Fund has approved the merger of the Balanced Portfolio and the Balanced Capital Strategy Portfolio. Subject to shareholder approval, the Balanced Portfolio will be merged with and into the Balanced Capital Strategy Portfolio following the close of business on May 11, 2001.

BALANCED CAPITAL STRATEGY PORTFOLIO (FORMERLY THE MULTIPLE STRATEGY PORTFOLIO) seeks high total investment return through a fully managed investment policy utilizing equity securities, intermediate and long-term debt securities and money market securities.

The Board of Directors of the Merrill Lynch Series Fund, Inc. has approved the merger of the Balanced Portfolio and the Balanced Capital Strategy Portfolio. Subject to shareholder approval, the Balanced Portfolio will be merged with and into the Balanced Capital Strategy Portfolio following the close of business on May 11, 2001.

CAPITAL STOCK PORTFOLIO seeks long-term growth of capital and income, plus moderate current income. It generally invests in equity securities considered to be of good or improving quality or considered to be undervalued based on criteria such as historical price/book value and price/earnings ratios.

CORE BOND STRATEGY PORTFOLIO (FORMERLY THE LONG-TERM CORPORATE BOND PORTFOLIO) primarily seeks to provide a high level of current income. In addition, the Portfolio seeks capital appreciation when consistent with the primary objective. In seeking to achieve these objectives, under normal circumstances the Portfolio invests at least 65% of the value of its total assets in debt securities of any kind and maturity that have a rating within the four highest grades of a Nationally Recognized Statistical Rating Organization, such as Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Group ("Standard & Poor's").

FUNDAMENTAL GROWTH STRATEGY PORTFOLIO (FORMERLY THE GROWTH STOCK PORTFOLIO) seeks long-term growth of capital by investing in a diversified portfolio of securities, primarily common stocks, of companies with the potential to achieve above-average earnings growth.

GLOBAL ALLOCATION STRATEGY PORTFOLIO (FORMERLY THE GLOBAL STRATEGY PORTFOLIO) seeks high total investment return by investing primarily in a portfolio of equity and fixed-income securities, including convertible securities, of U.S. and foreign issuers.

HIGH YIELD PORTFOLIO primarily seeks a high level of current income. Secondarily, the Portfolio seeks capital appreciation when consistent with its primary objective. The Portfolio seeks to achieve its investment objective by investing principally in fixed-income securities rated in the lower categories of the established rating services or in unrated securities of comparable quality (including securities commonly known as "junk bonds").

INTERMEDIATE GOVERNMENT BOND PORTFOLIO seeks to obtain the highest level of current income consistent with the protection of capital afforded by investing in intermediate-term debt securities issued or guaranteed by the U.S. Government or its agencies. The Portfolio will invest in such securities with a maximum maturity of 15 years.

MONEY RESERVE PORTFOLIO seeks to preserve capital, maintain liquidity and achieve the highest possible current income consistent with those objectives by investing in short-term money market securities.

NATURAL RESOURCES PORTFOLIO seeks capital appreciation and to protect the purchasing power of shareholders' capital by investing primarily in equity securities of domestic and foreign companies with substantial natural resource assets.

MLIM is indirectly owned and controlled by Merrill Lynch & Co., Inc. and is a registered adviser under the Investment Advisers Act of 1940. The Series Fund, as part of its operating expenses, pays an investment advisory fee to MLIM. (See "Advisory Fees and Fund Expenses" above.)

THE VARIABLE SERIES FUNDS

The Variable Series Funds is registered with the Securities and Exchange Commission as an open-end management investment company and its investment adviser is MLIM. Class A shares of seven of its portfolios are currently available through the Separate Account. The investment objectives and certain investment policies of these Variable Series Funds portfolios are described below.

BASIC VALUE FOCUS FUND seeks capital appreciation and, secondarily, income by investing in securities, primarily equities, that management of the Fund believes are undervalued and therefore represent basic investment value. The Fund seeks special opportunities in securities that are selling at a discount, either from book value or historical price-earnings ratios, or seem capable of recovering from temporarily out of favor considerations. Particular emphasis is placed on securities that provide an above-average dividend return and sell at a below-average price/earnings ratio.

DEVELOPING CAPITAL MARKETS FOCUS FUND seeks long-term capital appreciation by investing in securities, principally equities, of issuers in countries having smaller capital markets. For purposes of its investment objective, the Fund considers countries having smaller capital markets to be all countries other than the four countries having the largest equity market capitalizations.

GLOBAL GROWTH FOCUS FUND seeks long-term growth of capital. The Fund invests in a diversified portfolio of equity securities of issuers located in various countries and the United States, placing particular emphasis on companies that have exhibited above-average growth rates in earnings.

INDEX 500 FUND seeks to provide investment results that, before expenses, correspond to the aggregate price and yield performance of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index").

LARGE CAP VALUE FOCUS FUND seeks long-term capital growth by investing primarily in large cap equity securities that MLIM believes are undervalued.

SMALL CAP VALUE FOCUS FUND seeks long-term growth of capital by investing in a diversified portfolio of securities, primarily common stocks, of relatively small companies that management of the Variable Series Funds believes have special investment value, and of emerging growth companies regardless of size. Companies are selected by management on the basis of their long-term potential for expanding their size and profitability or for gaining increased market recognition for their securities.

UTILITIES AND TELECOMMUNICATIONS FOCUS FUND seeks both capital appreciation and current income through investment of at least 65% of its total assets in equity and debt securities issued by domestic and foreign companies which are, in the opinion of MLIM, primarily engaged in the ownership or operation of facilities used to generate, transmit or distribute electricity, telecommunications, gas or water.

The Variable Series Funds, as part of its operating expenses, pays an investment advisory fee to MLIM. (See "Advisory Fees and Fund Expenses" above.)

THE AIM V.I. FUNDS

The AIM V.I. Funds is registered with the Securities and Exchange Commission as an open-end management investment company and its investment adviser is A I M Advisors, Inc. ("AIM"). Two of its mutual fund portfolios are currently available through the Separate Account. The investment objectives and strategies of the two available AIM V.I. Funds portfolios are described below.

AIM V.I. CAPITAL APPRECIATION FUND seeks growth of capital through investment in common stocks, with emphasis on medium and small-sized growth companies. AIM will be particularly interested in companies that are likely to benefit from new or innovative products, services or processes, as well as those that have experienced above average, long-term growth in earnings and have excellent prospects for future growth.

AIM V.I. VALUE FUND seeks to achieve long-term growth of capital by investing primarily in equity securities judged by AIM to be undervalued relative to AIM's appraisal of the current or projected earnings of the companies issuing the securities, or relative to current market values of assets owned by the companies issuing the securities or relative to the equity markets generally. Income is a secondary objective.

AIM, 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, has served as an investment adviser since its organization in 1976. Today, AIM together with its subsidiaries, advises or manages over 135 investment portfolios, including the Funds, encompassing a broad range of investment objectives. The AIM V.I. Funds, as part of its operating expenses, pays an investment advisory fee to AIM. (See "Advisory Fees and Fund Expenses" above.)

THE ALLIANCE FUND

The Alliance Fund is registered with the Securities and Exchange Commission as an open-end management investment company and its investment adviser is Alliance Capital Management L.P. ("Alliance"). Two of its mutual fund portfolios are currently available through the Separate Account. The investment objectives and strategies of these Alliance Fund portfolios are described below.

PREMIER GROWTH PORTFOLIO seeks growth of capital by pursuing aggressive investment policies. Since investments will be made based upon their potential for capital appreciation, current income is incidental to the objective of capital growth.

QUASAR PORTFOLIO seeks growth of capital by pursuing aggressive investment policies. The Fund invests principally in a diversified portfolio of equity securities of any company and industry and in any type of security which is believed to offer possibilities for capital appreciation, and invests only incidentally for current income.

Alliance is a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105. Alliance Capital Management Corporation ("ACMC"), the sole general partner of Alliance, is an indirect wholly owned subsidiary of The Equitable Life Assurance Society of the United States, which is in turn a wholly owned subsidiary of AXA Financial, Inc., a holding company which is controlled by AXA, a French insurance holding company. The Alliance Fund, as part of its operating expenses, pays an investment advisory fee to Alliance. (See "Advisory Fees and Fund Expenses" above.)

THE MERCURY HW TRUST

The Mercury HW Trust (formerly the Hotchkis and Wiley Variable Trust) is registered with the Securities and Exchange Commission as an open-end management investment company, and its adviser is Mercury Advisors (formerly Hotchkis and Wiley). One of its mutual fund portfolios is available through the Separate Account. The investment objective and strategy of this Mercury HW Trust portfolio is described below.

MERCURY HW INTERNATIONAL VALUE VIP PORTFOLIO (FORMERLY THE HOTCHKIS AND WILEY INTERNATIONAL VIP PORTFOLIO) seeks to provide current income and long-term growth of income, accompanied by growth of capital. The Fund invests at least 65% of its total assets in stocks in at least ten foreign markets. In investing the Fund, Mercury Advisors follows a value style. This means that it buys stocks that it believes are currently undervalued by the market and thus have a lower price than their true worth.

Following the close of business on April 27, 2001, the International Equity Focus Fund of the Variable Series Funds was merged with and into the Mercury HW International Value VIP Portfolio.

Mercury Advisors, 725 S. Figueroa Street, Suite 4000, Los Angeles, California 90017-5400, serves as the investment adviser to the Fund and generally administers the affairs of Mercury HW Trust. The Mercury HW Trust, as part of its operating expenses, pays an investment advisory fee to Mercury Advisors. (See "Advisory Fees and Fund Expenses" above.)

THE MERCURY V.I. FUNDS

The Mercury V.I. Funds (formerly the Mercury Asset Management V.I. Funds, Inc.) is registered with the Securities and Exchange Commission as an open-end management investment company, and its adviser is Merrill Lynch Investment Managers International Ltd. (formerly Mercury Asset Management International Ltd.). Class A shares of one of its mutual fund portfolios are available through the Separate Account. The investment objective and strategy of the Large Cap Growth Focus Fund is described below.

THE LARGE CAP GROWTH FOCUS FUND'S (FORMERLY THE MERCURY V.I. U.S. LARGE CAP FUND'S) main goal is long-term capital growth. The Fund invests primarily in a diversified portfolio of equity securities of large cap companies (which are companies whose market capitalization is at least $5 billion) located in the U.S. that Fund management believes have good prospects for earnings growth. The Fund may also invest up to 10% of its assets in foreign stocks.

Merrill Lynch Investment Managers International Ltd. is located at 33 King William Street, London EC4R 9AS, England. Its intermediate parent is Merrill Lynch Investment Managers Group Ltd., a London-based holding company. The ultimate parent of Merrill Lynch Investment Managers Group Ltd. is Merrill Lynch & Co., Inc. The Large Cap Growth Focus Fund, as part of its operating expenses, pays an investment advisory fee to Merrill Lynch Investment Managers International Ltd. (See "Advisory Fees and Fund Expenses" above.)

THE MFS TRUST

The MFS Trust is registered with the Securities and Exchange Commission as an open-end management investment company and its investment adviser is Massachusetts Financial Services Company ("MFS"). Two of its mutual fund portfolios are currently available through the Separate Account. The investment objectives and strategies of the available MFS Trust portfolios are described below.

MFS EMERGING GROWTH SERIES will seek long-term growth of capital. The series invests, under normal market conditions, at least 65% of its total assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities, of emerging growth companies. These companies are companies that the series' adviser believes are either early in their life cycle but have the potential to become major enterprises or are major enterprises whose rates of earnings growth are expected to accelerate.

MFS RESEARCH SERIES will seek to provide long-term growth of capital and future income. The series invests, under normal market conditions, at least 80% of its total assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts. The series focuses on companies that the series' adviser believes have favorable prospects for long-term growth, attractive valuations based on current and expected earnings or cash flow, dominant or growing market share and superior management.

MFS, a Delaware corporation, 500 Boylston Street, Boston, Massachusetts 02116, is a subsidiary of Sun Life of Canada (U.S.) Financial Service Holdings, Inc., which, in turn, is an indirect wholly owned subsidiary of Sun Life Assurance Company of Canada. The MFS Trust, as part of its operating expenses, pays an investment advisory fee to MFS. (See "Advisory Fees and Fund Expenses" above.)

SPECIAL RISKS OF CERTAIN FUNDS

Investment in lower-rated debt securities, such as those in which the High Yield Portfolio of the Series Fund and the Developing Capital Markets Focus Fund of the Variable Series Funds expect to invest, entails relatively greater risk of loss of income or principal. The Developing Capital Markets Focus Fund of the Variable Series Funds has no established rating criteria for the debt securities in which it may invest and will rely on MLIM's judgment in evaluating the creditworthiness of an issuer of such securities. In an effort to minimize risk, these portfolios will diversify holdings among many issuers. However, there can be no assurance that diversification will protect these portfolios from widespread defaults during periods of sustained economic downturn.

Because a substantial portion of the Global Growth Focus Fund's and the Global Allocation Strategy Portfolio's assets may be invested on an international basis, you should be aware of certain risks of international investments, such as fluctuations in foreign exchange rates, future political and economic developments, different legal systems, and the possible imposition of exchange controls or other foreign government laws or restrictions. An investment in either of these Funds may be appropriate only for long-term investors who can assume the risk of loss of principal, and do not seek current income.

In seeking to protect the purchasing power of capital, the Natural Resources Portfolio of the Series Fund reserves the right, when management anticipates significant economic, political, or financial instability, such as high inflationary pressures or upheaval in foreign currency exchange markets, to invest a majority of its assets in companies that explore for, extract, process or deal in gold or in asset-based securities indexed to the value of gold bullion. The Natural Resources Portfolio will not concentrate its investments in such securities until it has been advised that the Policies' federal tax status will not be adversely affected as a result.

For the MFS Emerging Growth Series, the nature of investing in emerging growth companies involves greater risk than is customarily associated with investments in more established companies. Emerging growth companies often have limited product lines, markets or financial resources, and they may be dependent on one-person management. In addition, there may be less research available on many promising small and medium-sized emerging growth companies, making it more difficult to find and analyze these companies. The securities of emerging growth companies may have limited marketability and may be subject to abrupt or erratic market movements more than securities of larger, more established growth companies or the market averages in general. Shares of the MFS Emerging Growth Series, therefore, may fluctuate more in value than shares of a conservative equity fund or of a growth fund which invests entirely in proven growth stocks.

For the Mercury HW International Value VIP Portfolio, investing in emerging market and other foreign securities involves certain risk considerations not typically associated with investing in securities of U.S. issuers, including currency devaluations and other currency exchange rate fluctuations, political uncertainty and instability, more substantial government involvement in the economy, higher rates of inflation, less government supervision and regulation of the securities markets and participants in those markets, controls on foreign investment and limitations on repatriation of invested capital and on the Fund's ability to exchange local currencies for U.S. dollars, greater price volatility, substantially less liquidity and significantly smaller capitalization of securities markets, absence of uniform accounting and auditing standards, generally higher commission expenses, delay in settlement of securities transactions, and greater difficulty in enforcing shareholder rights and remedies.

Investment in these portfolios entails relatively greater risk of loss of income or principal. In addition, as described in the accompanying prospectus for the portfolios, you should consider many of these portfolios as a long-term investment and a vehicle for diversification, and not as a balanced investment program. It may not be appropriate to allocate all payments and investment base to a single investment division.

THE ZERO TRUSTS

The Zero Trusts are intended to provide safety of capital and a competitive yield to maturity. The Zero Trusts purchase at a deep discount U.S. Government-backed investments which make no periodic interest payments. When held to maturity the investments should receive approximately a fixed yield. The value of Zero Trust units before maturity varies more than it would if the Zero Trusts contained interest-bearing U.S. Treasury securities of comparable maturities.

The Zero Trust portfolios consist mainly of:

- bearer debt obligations issued by the U.S. Government stripped of their unmatured interest coupons;
-    coupons stripped from U.S. debt obligations; and
-    receipts and certificates for such stripped debt obligations and coupons.

The Zero Trusts currently available are shown below:

                                                                                          TARGETED RATE
                                                                                          OF RETURN TO
                                                                                          MATURITY AS OF
ZERO TRUST                                                  MATURITY DATE                 APRIL 20, 2001
----------                                                  -------------                 --------------
2002....................................................... February.15, 2002                    1.74%
2003....................................................... August 15, 2003                      2.98%
2004....................................................... February 15, 2004                    3.23%
2005 ...................................................... February 15, 2005                    3.23%
2006 ...................................................... February 15, 2006                    2.98%
2007 ...................................................... February 15, 2007                    3.32%
2008 ...................................................... February 15, 2008                    3.85%
2009 ...................................................... February 15, 2009                    3.96%
2010 ...................................................... February 15, 2010                    4.18%
2011 ...................................................... February 15, 2011                    4.15%
2013 ...................................................... February 15, 2013                    4.40%
2014 ...................................................... February 15, 2014                    4.60%
2019 ...................................................... February 15, 2019                    4.95%

Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of Merrill Lynch & Co., Inc., is the sponsor for the Zero Trusts. The sponsor will sell units of the Zero Trusts to the Separate Account and has agreed to repurchase units that we need to sell to pay benefits and make reallocations. We pay the sponsor a fee for these transactions and are reimbursed through the trust charge assessed to the divisions investing in the Zero Trusts. We assess a daily trust charge against the assets of each division investing in the Zero Trusts. This charge reimburses us for the transaction charge paid to MLPF&S when units are sold to the Separate Account. The trust charge is currently equivalent to .34% annually at the beginning of the year. We may increase it, but it won't exceed .50% annually at the beginning of the year. The charge is based on cost with no expected profit.

TARGETED RATE OF RETURN TO MATURITY. Because the underlying securities in the Zero Trusts will grow to their face value on the maturity date, it is possible to estimate a compound rate of return to maturity for the Zero Trust units. But because the units are held in the Separate Account, the asset charge and the trust charge must be taken into account in estimating a net rate of return for the Separate Account. The net rate of return to maturity for the Separate Account depends on the compound rate of return adjusted for these charges. It does not, however, represent the actual return on a payment that we might receive under the Policy on that date, since it does not reflect the charges for deferred policy load, mortality costs and any net loan cost deducted from a Policy's investment base.

Since the value of the Zero Trust units will vary daily to reflect the market value of the underlying securities, the compound rate of return to maturity for the Zero Trust units and the net rate of return to maturity for the Separate Account will vary correspondingly.

                                  *   *   *

The hypothetical illustrations that are set forth in your most recent Policy prospectus do not reflect current fund expenses. Policy values and benefits shown in the prospectus illustrations would be lower if current expenses were reflected. Please contact the Variable Life Service Center at (800) 354-5333 if you would like to receive illustrations of Policy values that reflect average fund expenses for all investment divisions available under the Policies after May 1, 2001.